                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)    18-Feb-97


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a Second Supplemental Sale and Servicing Agreement, dated as of March 27, 1996 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1996-1.

                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
================================================================================
            (Exact name of registrant as specified in its charter)


New Jersey
----------
Arizona               33-89200      68-6127681
-------               --------      ----------
State or other     (Commission     (IRS Employer
jurisdiction of     File Number)    ID Number)
               incorporation)


2840 Morris Avenue, Union, New Jersey 07083
--------------------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,                          908-686-2000
including area code:                                    ------------

                                      n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

               Item 5       Other Events
                            ------------


Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-7, and Class A-8 Noteholders with respect to the following Distribution Dates:

A-7.................................................................. 18-Feb-97

A-8.................................................................. 26-Feb-97




               Item 7       Financial Statements and Exhibits
                            ---------------------------------

The Quarterly Report on Form 10Q for the period ended September 30, 1996 which has been filed with the Securities and Exchange Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CLASSNOTES TRUST 1996-I


                                         THE MONEY STORE INC., Representative
                                         TRANS-WORLD INSURANCE COMPANY, Seller


                                         By: /s/ Harry Puglisi
                                             ----------------------------
                                         Name:  Harry Puglisi
                                            Title: Treasurer
                                                    of The Money Store Inc. and
                                            Trans-World Insurance Company
                                                            d/b/a Educaid


Dated:  March 7, 1997

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083
--------------------------------------------------------------------------------
                          CLASSNOTES TRUST  1995 - I
              Noteholders' Statement Pursuant to Section 5.7 (a)
                       of the Sale & Servicing Agreement
 CLASS A-7                      Determination Date                02/10/97
Cusip #  182743AD6              Distribution Date                 02/18/97
                                Record Date                       02/13/97
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                               6,500,000.00
                Per $50,000 original principal amount of
                the Notes                                     2,138.157895


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                 639,676.82
                Per $50,000 original principal amount of
                the Notes                                       210.420008


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-7 NOTES                                       0.00
                Per $50,000 original principal amount of
                the Notes                                         0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or
            distributed in respect of the Notes

                CLASS A-7 NOTES                                       0.00
                Per $50,000 original principal amount of
                the Notes                                         0.000000

(iv)   Pool Balance at end of preceding Collection
       Period                                               620,129,188.60


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                CLASS A-7 NOTES                             113,450,000.00


(vi)   Applicable Interest Rate:
          (a) In general:
              1. Auction Rate for the prior
                  Interest Period:

                 CLASS A-7 NOTES
                   PERIOD 1                                      5.556720%
                   PERIOD 2                                      5.545000%

                   PERIOD 3                                   5.787190%
                   CURRENT RATE (Based on Auction)            5.646560%

2.  NET LOAN RATE
                   PERIOD 1                                      6.637500%
                   PERIOD 2                                      6.665000%
                   PERIOD 3                                      6.544000%

         (b)  Amount of Interest that would have been paid
              on such Note Distribution Date if Interest was
              calculated instead based on the Net Loan Rate    749,201.04

(vii)    (a)  Service Fee for related Collection Period
              (Pro Rata)                                        55,287.86
              Per $50,000 original principal amount of the
              Notes                                             18.186796

         (b)  Service Fee Carryover for related Collection
              Period
              1.  Distributed                                        0.00
              Per $50,000 original principal amount of the
              Notes                                              0.000000

              2.  Remaining Balance                                  0.00
              Per $50,000 original principal amount of the
              Notes                                              0.000000

(viii)     Amount of Fees for related Collection Period:

              1.  Administration Fee  (Pro Rata)                 1,554.38
              Per $50,000 original principal amount of the
              Notes                                              0.511309

              2.  Auction Agent Fee  (Pro Rata)                      0.00
              Per $50,000 original principal amount of the
              Notes                                              0.000000

              3.  Indenture Trustee Fee  (Pro Rata)                  0.00
              Per $50,000 original principal amount of the
              Notes                                              0.000000

              4.  Eligible Lender Trustee Fee  (Pro Rata)          757.22
              Per $50,000 original principal amount of the
              Notes                                              0.249084

              5.  Surety Provider Fee  (Pro Rata)                9,101.73
              Per $50,000 original principal amount of the
              Notes                                              2.993990


(ix)  Amount of payments to the Surety Provider in
      reimbursement of prior draws under any Note
      Surety Bond or the Certificate Surety Bond                     0.00

(x)   Aggregate amount of Realized losses for the
      related Collection period                                      0.00

(xi)  Aggregate amount received with respect to Financed
      Student Loans for which Realized Losses were
      allocated previously                                           0.00

(xii) (a) Amount of the distribution attributable to amounts
          in the Reserve Account                                     0.00

      (b) Amount of any other withdrawals from the Reserve
          Account for such Distribution Date                         0.00

      (c) Amount in the Reserve Account                      2,145,545.18

(xiii) Amount of any draw required to be made under a
       Note Surety bond (together with any other
       information required to make such draw)                    0.00

(xiv)  (a) Portion (if any) of the distribution attributable
           to amounts on deposit in the Pre-Funding Account           0.00

       (b) Amount in the Pre-Funding Account                 30,048,367.53

(xv)   Aggregate amount if any paid by the Eligible
       Lender Trustee for Additional Financed Student
       Loans during the preceding collection period                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

           (a) CLASS A-1 NOTES                                        0.00
           (b) CLASS A-1 NOTES (Only if Class___ Notes
               have been paid in full)                                0.00

(xvii) Aggregate amount (if any) paid for Financed Student
       Loans during the preceding collection period.                  0.00

(xviii) As of the end of the preceding Collection Period:

     (a)  Number of Financed Student Loans that are 30 to
          60 days Delinquent                                  6,331,625.70

     (b)  Number of Financed Student Loans that are 61 to
          90 days Delinquent                                  2,766,503.29

     (c)  Number of Financed Student Loans that are 91 to
          180 days Delinquent                                 5,519,262.92

     (d)  Number of Financed Student Loans that are more
          than 181 days Delinquent                            1,046,706.15

     (e)  Number of Financed Student Loans for which
          claims have been filed with the appropriate
          Guarantor and which are awaiting payment            2,190,967.55

(xix)     Parity Percentage  Numerator  692,253,979.86
                                        --------------
          as of 12/31/96   Denominator  685,270,229.51              101.02%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                     254,451.25

(xxi)     Amount of Additional Principal Payments, if any,
          made on such Distribution Date                              0.00


The Money Store, Inc.


By:  /s/ Harry Puglisi
----------------------
Harry Puglisi
 Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

-------------------------------------------------------------------------------
                          CLASSNOTES TRUST  1995 - I
              Noteholders' Statement Pursuant to Section 5.7 (a)
                       of the Sale & Servicing Agreement

   CLASS A-8             Determination Date                           02/19/97
Cusip #  182743AE4       Distribution Date                            02/26/97
                         Record Date                                  02/24/97
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                           0.00
                Per $50,000 original principal amount of the Notes    0.000000

(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                     214,200.00
                Per $50,000 original principal amount of the
                Notes                                               210.000000

(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                           0.00
                Per $50,000 original principal amount of the
                Notes                                                 0.000000

       (B)  Remaining Amount of Noteholders' Auction
            Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-8 NOTES                                           0.00
                Per $50,000 original principal amount of the
                Notes                                                 0.000000

(iv)       Pool Balance at end of preceding Collection Period   612,793,551.94


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                  CLASS A-8 NOTES                                51,000,000.00


(vi)       Applicable Interest Rate:
           (a) In general:
               1. Auction Rate for the prior Interest Period:

                  CLASS A-8 NOTES
                    PEIROD 1                                         5.340000%
                    PERIOD 2                                         5.550000%
                    PERIOD 3                                         5.750000%
                  CURRENT RATE   (Based on Auction)                  5.400000%

2.  NET LOAN RATE
            PERIOD 1                                            6.637500%
            PERIOD 2                                            6.665000%
            PERIOD 3                                            6.544000%

        (b) Amount of Interest that would have been paid
            on such Note Distribution Date if Interest was
            calculated instead based on the Net Loan Rate     264,403.83

(vii)   (a) Service Fee for related Collection Period
            (Pro Rata)                                         22,759.38
            Per $50,000 original principal amount of the
            Notes                                              22.313118

        (b) Service Fee Carryover for related Collection
            Period
            1.  Distributed                                         0.00
            Per $50,000 original principal amount of the
            Notes                                               0.000000

            2.  Remaining Balance                                   0.00
            Per $50,000 original principal amount of the
            Notes                                               0.000000

(viii)     Amount of Fees for related Collection Period:

            1.  Administration Fee  (Pro Rata)                    637.50
            Per $50,000 original principal amount of the
            Notes                                               0.625000

            2.  Auction Agent Fee  (Pro Rata)                  10,610.83
            Per $50,000 original principal amount of the
            Notes                                              10.402778

            3.  Indenture Trustee Fee  (Pro Rata)                   0.00
            Per $50,000 original principal amount of the
            Notes                                               0.000000

            4.  Eligible Lender Trustee Fee  (Pro Rata)           312.57
            Per $50,000 original principal amount of the
            Notes                                               0.306440

            5.  Surety Provider Fee  (Pro Rata)                 3,371.67
            Per $50,000 original principal amount of the
            Notes                                               3.305556


(ix)  Amount of payments to the Surety Provider in
      reimbursement of prior draws under any Note
      Surety Bond or the Certificate Surety Bond                    0.00

(x)   Aggregate amount of Realized losses for the
      related Collection period                                     0.00

(xi)  Aggregate amount received with respect to Financed
      Student Loans for which Realized Losses were
      allocated previously                                          0.00

(xii) (a) Amount of the distribution attributable to amounts
          in the Reserve Account                                    0.00

      (b) Amount of any other withdrawals from the Reserve
          Account for such Distribution Date                        0.00

      (c) Amount in the Reserve Account                     2,155,136.15

(xiii) Amount of any draw required to be made under a
       Note Surety bond (together with any other
       information required to make such draw)                      0.00

(xiv)  (a) Portion (if any) of the distribution
           attributable to amounts on deposit in the
           Pre-Funding Account                                         0.00

       (b) Amount in the Pre-Funding Account                  30,071,016.61

(xv)   Aggregate amount if any paid by the Eligible Lender
       Trustee for Additional Financed Student Loans
       during the preceding collection period                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                  (a) CLASS A-1 NOTES                                  0.00
                  (b) CLASS A-1 NOTES (Only if Class ___ Notes
                      have been paid in full)                          0.00

(xvii)  Aggregate amount (if any) paid for Financed Student
        Loans during the preceding collection period.                  0.00

(xviii) As of the end of the preceding Collection Period:

     (a)  Number of Financed Student Loans that are 30 to
          60 days Delinquent                                  12,822,414.41

     (b)  Number of Financed Student Loans that are 61 to
          90 days Delinquent                                   5,313,881.76

     (c)  Number of Financed Student Loans that are 91 to
          180 days Delinquent                                  4,814,297.98

     (d)  Number of Financed Student Loans that are more
          than 181 days Delinquent                             2,098,616.52

     (e)  Number of Financed Student Loans for which
          claims have been filed with the appropriate
          Guarantor and which are awaiting payment             1,814,749.18

(xix)     Parity Percentage      Numerator 687,514,530.89
                                           --------------
          as of 01/31/97       Denominator 681,472,578.35           100.89%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                     298,189.55

(xxi)     Amount of Additional Principal Payments, if any,
          made on such Distribution Date                              0.00


The Money Store, Inc.


By:  /s/ Harry Puglisi
----------------------
Harry Puglisi
Treasurer